Exhibit 99.1

NEWS RELEASE

EQT ANNOUNCES PrICING OF UPSIZED convertible SENIOR NOTES

PITTSBURGH – (April 23, 2020) – EQT Corporation (the Company or EQT) (nyse: eqt) announced today the pricing of $440 million aggregate principal amount of its 1.75% convertible senior notes due 2026 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of the offering was increased from the previously announced offering size of $350 million. EQT also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $60 million aggregate principal amount of notes. The aggregate principal amount of the option was increased from the previously announced option to purchase up to an additional $52.5 million aggregate principal amount of notes. EQT expects the offering to close on April 28, 2020, subject to the satisfaction of customary closing conditions.

The notes will be senior unsecured obligations of EQT and will bear interest at a rate of 1.75% per annum, payable semiannually in arrears on May 1 and November 1 of each year, beginning on November 1, 2020. The notes will mature on May 1, 2026, unless earlier redeemed, repurchased or converted. The initial conversion rate will be 66.6667 shares of EQT’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of $15.00 per share of common stock). The initial conversion price of the notes represents a premium of 20% over the last reported sale price of EQT’s common stock on the New York Stock Exchange (the “NYSE”) on April 23, 2020. Prior to the close of business on the business day immediately preceding February 1, 2026, the notes will be convertible at the option of the holders of the notes only upon the satisfaction of specified conditions and during certain periods. Thereafter, until the close of business on the second scheduled trading day immediately preceding the maturity date, the notes will be convertible at the option of the holders of notes at any time. The notes will be convertible into cash, shares of EQT’s common stock or a combination thereof, at EQT’s election.

EQT may redeem, for cash, all or any portion of the notes, at its option, on or after May 5, 2023 if the last reported sale price of EQT’s common stock has been at least 130% of the conversion price for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which EQT provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which EQT provides notice of redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest. If EQT undergoes a “fundamental change” (as defined in the indenture governing the notes), holders of the notes may require EQT to repurchase for cash all or any portion of their notes at a repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date. In addition, upon certain corporate events or upon redemption, EQT will, under certain circumstances, increase the conversion rate for holders who convert notes in connection with such a corporate event or redemption.

EQT estimates that the net proceeds from the offering will be approximately $425.1 million (or $483.2 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting the initial purchasers’ discounts and estimated expenses payable by EQT. EQT intends to use a portion of the net proceeds of the offering to pay the cost of the capped call transactions described below. EQT intends to use the remainder of the net proceeds to repay or redeem certain of its outstanding indebtedness, including those with near-term maturities, and for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, EQT expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions as described below and the remainder to repay or redeem certain of its outstanding indebtedness, including those with near-term maturities, and for general corporate purposes.

NEWS RELEASE

In connection with the pricing of the notes, EQT entered into privately negotiated capped call transactions with certain of the initial purchasers or their respective affiliates (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilution to EQT’s common stock upon any conversion of notes at maturity and/or offset any cash payments EQT is required to make in excess of the principal amount of such converted notes, as the case may be, with such reduction and/or offset subject to a cap initially equal to $18.75 per share (which represents a premium of 50% over the last reported sale price of EQT’s common stock on the NYSE on April 23, 2020).

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to EQT’s common stock and/or purchase shares of EQT’s common stock concurrently with or shortly after the pricing of the notes, and may unwind these various derivative transactions and purchase shares of EQT’s common stock in open market transactions shortly following the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of EQT’s common stock or the notes concurrently with or shortly after the pricing of the notes.

In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to EQT’s common stock and/or purchasing or selling EQT’s common stock or other securities of EQT in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and may do so following any conversion of notes, any repurchase of notes on any fundamental change repurchase date, any notes redemption date, or any other date on which any notes are retired by EQT, in each case if EQT exercises the relevant election under the capped call transactions). This activity could also cause or avoid an increase or a decrease in the value of the notes or the market price of EQT’s common stock, which could affect a noteholder’s ability to convert its notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that a noteholder will receive upon conversion of its notes.

Neither the notes, nor any shares of EQT’s common stock issuable upon conversion of the notes, have been, or will be, registered under the Securities Act or any state securities laws, and unless so registered, such securities may not be offered or sold in the United States absent an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy these or any other securities and shall not constitute an offer, solicitation or sale of these or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About EQT Corporation

EQT Corporation is a natural gas production company with emphasis in the Appalachian Basin and operations throughout Pennsylvania, West Virginia and Ohio. With 130 years of experience and a long-standing history of good corporate citizenship, EQT is the largest producer of natural gas in the United States. As a leader in the use of advanced horizontal drilling technology, EQT is committed to minimizing the impact of drilling-related activities and reducing its overall environmental footprint. Through safe and responsible operations, EQT is helping to meet our nation’s demand for clean-burning energy, while continuing to provide a rewarding workplace and support for activities that enrich the communities where its employees live and work.

NEWS RELEASE

Cautionary Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this communication specifically include statements regarding the expected closing of the sale of the notes, the anticipated use of the net proceeds from the offering, the potential effects of the capped call transactions and actions of the option counterparties and their respective affiliates. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2020, and as updated by the Company’s Current Report on Form 8-K that was filed with the SEC on April 23, 2020, the Company’s subsequent Quarterly Reports on Form 10-Q, and other documents the Company files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investor contact:

Andrew Breese – Director, Investor Relations
412.395.2555

ABreese@eqt.com

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